               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2004

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            333-67112-01                               37-6401679
    (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On April 15, 2004, Registrant made available the
          Monthly Servicer Certificates for the Period of March 2004
          for the Navistar Financial 2004-A Owner Trust,  which  are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of 1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  April 26, 2004                        By:/s/ Paul E. Martin
                                                    ----------------
                                                    Paul E. Martin
                                                    Vice President & Controller

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                                 EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-A Owner Trust
               Monthly Servicer Certificate #1, dated April 15, 2004

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                             EXHIBIT 20
              Navistar Financial 2004 - A Owner Trust

                  For the Month of March 2004
               Distribution Date of April 15, 2004
                  Servicer Certificate  #1

Original Pool Amount                                   $398,284,237.80
Subsequent Receivables (transferred 00/00/00)                    $0.00
Subsequent Receivables (transferred 00/00/00)                    $0.00
Subsequent Receivables (transferred 00/00/00)                    $0.00
Beginning Pool Balance                                 $398,284,237.80
Beginning Pool Factor                                        1.0000000

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)  $16,579,174.19
    Interest Collected                                   $2,385,126.37
    Mandatory Prepayments                                        $0.00
Additional Deposits:

    Repurchase Amounts                                           $0.00

    Liquidation Proceeds / Recoveries                            $0.00
Total Additional Deposits                                        $0.00

Repos / Chargeoffs                                          $94,125.41
Aggregate Number of Notes Charged Off                                2

Total Available Funds                                   $18,964,300.56

Ending Pool Balance                                    $381,610,938.20
Ending Pool Factor                                           0.9581372

Servicing Fee                                              $154,888.31
 Memo:  Servicer will allocate $1,500.00 of Servicing
        Fee as Administration Fee

Repayment of Servicer Advances                                   $0.00

-----------------------------------------------------------------------
Memo Item - Reserve Account
    Prior Month Balance                                  $7,965,684.76

    Invest. Income                                               $0.00
    Excess Serv.                                         $1,854,093.87
    Transfer (to)                                                $0.00
                                                       ----------------
    Collections Acct
    Beginning Balance                                    $9,819,778.63
-----------------------------------------------------------------------
Reserve Account:
    Beginning Balance  (see Memo Item)                   $9,819,778.63
    Target Percentage                                            3.25%
    Target Balance                                      $12,402,355.49
    Specified Yield Supplement Amount                            $0.00
    Specified Yield Supplement Amount                            $0.00
    Specified Reserve Account Balance                   $12,402,355.49
    Minimum Balance                                      $7,965,684.76
    (Release) / Deposit                                          $0.00
    Ending Balance                                       $9,819,778.63
-----------------------------------------------------------------------
Current Weighted Average APR:                                   7.014%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                47.56
-----------------------------------------------------------------------

Delinquencies                                                      Dollars   Notes
                                                           ---------------- -------
    Installments:                             1 - 30 day      1,241,075.85   1,425
                                             31 - 60 days       330,548.70     236
                                                60+  days         9,012.22      11

    Total:                                                    1,580,636.77   1,426

    Balances:                                   60+  days       290,307.89      11
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                                            Navistar Financial 2004 - A Owner Trust                                                                                                                           Page 2 of 3
                                                  For the Month of March 2004

                                                                                                           CLASS B       CLASS C                         CLASS B        CLASS C
                             TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4       NOTES          NOTES
Original Pool Amt      $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Distributions:
        Distribution % 1                        100.00%           0.00%           0.00%           0.00%          0.00%         0.00%
            Coupon                              1.0800%         1.4500%         2.0100%         2.5900%        2.4600%       3.2000%

Beginning Pool Bal     $398,284,237.80
Ending Pool Bal        $381,610,938.20

Collected Principal     $16,579,174.19
Collected Interest       $2,385,126.37
Charge - Offs               $94,125.41
Liquidation Proceeds/Recoveries  $0.00

Servicing & Admin Fee      $154,888.31
Investment Earnings
   from Pre-Funding Acct.        $0.00
Cash Transfer from
    Negative Carry Acct.   $149,072.34
Cash Transfer from
    Pre-Funding Acct.            $0.00
Cash Transfer from Reserve Acct  $0.00
Total Collections Avail
    for Debt Svc        $18,958,484.59

Beginning Balance      $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00

Interest Due 2             $431,091.12      $45,360.00      $98,680.56     $120,376.67     $127,917.22     $20,090.00     $18,666.67
Interest Paid              $431,091.12      $45,360.00      $98,680.56     $120,376.67     $127,917.22     $20,090.00     $18,666.67
Principal Due           $16,673,299.60  $16,673,299.60           $0.00           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments
   Class A-1 only                $0.00           $0.00
Principal Paid          $16,673,299.60  $16,673,299.60           $0.00           $0.00           $0.00          $0.00          $0.00

Ending Balance         $583,326,700.40  $91,326,700.40 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Note/Certificate
   Pool Factor (Ending
   Bal/Orig Pool Amt)                        0.8456176       1.0000000       1.0000000       1.0000000      1.0000000      1.0000000

Total Distributions     $17,104,390.72  $16,718,659.60      $98,680.56     $120,376.67     $127,917.22     $20,090.00     $18,666.67

Interest Shortfall               $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
         Total Shortfall         $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing
  (see Memo Item-
      Reserve Acct)     $1,854,093.87

   Beginning Reserve
      Acct Bal          $9,819,778.63
  (Release)/Draw                $0.00
    Ending Reserve
     Acct Bal           $9,819,778.63

1 (a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full. (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full. (c) 58.34%
of any amount remaining after the application of funds in clauses (a) and (b)to the Class B Notes until the Class B Notes are paid in full. (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the Class C Notes until the Class C
Notes are paid in full.
2 Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 14 days, from 04/01/04 to, but excluding, 4/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal onother classes.)
----------------------------------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Month                          $1,538,430.61
   Total Outstanding Servicer Advances                        $1,538,430.61
----------------------------------------------------------------------------

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                                              Navistar Financial 2004 - A Owner Trust
                                                  For the Month of March 2004
Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                               5                 4            3             2            1             0
                                             Oct-03            Nov-03       Dec-03       Jan-04        Feb-04        Mar-04

Remaining Gross Balance                       N/A               N/A          N/A           N/A          N/A      $450,025,867.71

A) Loss Trigger:
Principal of Contracts Charged Off            N/A               N/A          N/A           N/A          N/A           $94,125.41
Recoveries                                    N/A               N/A          N/A           N/A          N/A                $0.00

Total Charged Off (Months 5,4,3)              N\A
Total Recoveries (Months 3,2,1)             $0.00
                                        -----------------
Net Loss/(Recoveries) for 3 Mos               N\A (a)

Total Balance (Months 5,4,3)                 $0.00 (b)

Loss Ratio Annualized [(a/b)*(12)]            N\A

Trigger: Is Ratio > 1.5%                      No

                                                                                         Jan-04        Feb-04        Mar-04
B) Delinquency Trigger:
    Balance delinquency 60+ days                                                                N/A          N/A    $290,307.89
    As % of Remaining Gross Balance                                                             N/A          N/A        0.06451%
    Three Month Average                                                                         N/A          N/A            N/A

Trigger: Is Average > 2.0%                     No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance         2.4655%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                     No

===================================================================================================================================

                                          Navistar Financial 2004 - A Owner Trust
                                          For the Period 04/01/04 through 4/15/04

 Pre-Funding Account:

          Beginning Balance 04/01/04                                                       $201,715,762.20
          Plus: Investment Earnings                                                                  $0.00
          Less: xx/xx/xx Transfer to Seller                                                          $0.00
          Less: Investment Earnings to Collection Account                                            $0.00
                                                                                    ---------------------------
          Ending Balance 04/15/04                                                          $201,715,762.20
                                                                                   ===========================

  Negative Carry Account:

          Beginning Balance 04/01/04                                                         $1,008,553.41
          Plus: Investment Earnings                                                                  $0.00
          Less: 04/14/04 Negative Carry Amount to Collections Account                          $149,072.34
          Less: Investment Earnings Distributed to Seller                                            $0.00
                                                                                   ---------------------------
          Subtotal                                                                             $859,481.07
          Less: Required Negative Carry Account Balance                                        $859,481.07
                                                                                   ---------------------------
          Subtotal:  Excess over the Required Negative Carry Account Balance                           N/A
          Less:  Excess released to Seller on 04/15/04                                               $0.00

          Ending  Account Balance 04/15/04                                                     $859,481.07
                                                                                    ===========================

====================================================================================================================================